EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

"Ent Services Bel" Limited Liability Company	Belarus
ACN 060 674 580 Pty Ltd.	Australia
Adeus Aktienregister-Service GmbH	Germany
Alliance-One Holdings, LLC	Delaware
Alliance-One Investments, LLC	Delaware
Alliance-One Services, Inc.	Delaware
AppLabs Inc.	Delaware
AppLabs Limited	United Kingdom
AppLabs Technologies (UK) PVT Ltd	United Kingdom
AppLabs Technologies Private Limited US Branch	Philadelphia
Argo Design LLC	Texas
Aspediens Holding SA	Switzerland
Australian College of Project Management Pty Ltd	Australia
Bad Homburger Inkasso GmbH	Germany
Beijing Bokai Technology Co., Ltd.	China
Beijing Bokai Technology Co., Ltd. Chongqing Branch	China
Beijing Bokai Technology Co., Ltd. Dalian Branch	China
Beijing Bokai Technology Co., Ltd. Guangzhou Branch	China
Beijing Bokai Technology Co., Ltd. Shanghai Branch	China
Beijing CSA Computer Sciences Technology Company Limited	China
Bokai Enterprise Services (Wuhan) Co., Ltd.	China
BT Objects Limited	United Kingdom
BT Operaciones de México, S. de R.L. de C.V.	Mexico
BTO Group LLC	Russia
BusinessNow Copenhagen ApS	Denmark
BusinessNow International ApS	Denmark
BusinessNow P/S	Denmark
BusinessNow Sweden AB	Sweden
CeleritiFinTech Australia Pty Limited	Australia
CeleritiFinTech Germany GmbH	Germany
CeleritiFinTech Italy S.r.l.	Italy
CeleritiFinTech Limited	United Kingdom
CeleritiFinTech Services Australia Pty Limited	Australia
CeleritiFinTech Services Germany GmbH	Germany
CeleritiFinTech Services India Private Limited	India
CeleritiFinTech Services Italy S.r.l.	Italy
CeleritiFinTech Services Limited	United Kingdom
CeleritiFinTech Services Portugal, Unipessoal LDA	Portugal
CeleritiFinTech Services UK Limited	United Kingdom
CeleritiFinTech Services USA, Inc.	Delaware
CeleritiFinTech Services Vietnam Company, Limited	Vietnam
CeleritiFinTech USA, Inc.	Delaware
Century Credit Corporation	Nevada
Century LLC	Nevada
Century Subsidiary Corporation	Nevada
China Rapid Finance Limited	Cayman Islands

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

Cleartech Brasil Ltda	Brazil
Computer Sciences Canada Inc.	Canada
Computer Sciences Corporation	Nevada
Computer Sciences Corporation (NZ) Holdings Limited	New Zealand
Computer Sciences Corporation d.o.o. Beograd	Serbia
Computer Sciences Corporation India Private Limited	India
Computer Sciences Corporation Services (pty) Limited	South Africa
Computer Sciences Corporation, Australia Pty Limited	Australia
Concerto Cloud Services, LLC	Delaware
Continental Grand, Limited Partnership	Nevada
Continuum SOCS SAS	France
Covansys Netherlands B.V.	Netherlands
Covansys S.L.	Spain
CSA (PRC) Company Limited	Hong Kong
CSC (New Zealand & Pacific Islands) Limited	New Zealand
CSC Agility Platform Australia Pty Limited	Australia
CSC Agility Platform, Inc.	Delaware
CSC Arabia Ltd.	Saudi Arabia
CSC Asset Funding I LLC	Delaware
CSC Brazil Holdings LLC	Delaware
CSC Computer Sciences (Middle East) FZ LLC - Abu Dhabi Branch	UAE
CSC Computer Sciences (Middle East) Limited	United Kingdom
CSC Computer Sciences (Middle East) Limited - Saudi Arabia Branch	Saudi Arabia
CSC Computer Sciences Argentina S.R.L.	Argentina
CSC Computer Sciences Bahrain W.L.L	Bahrain
CSC Computer Sciences Brasil S/A	Brazil
CSC Computer Sciences Capital S.a.r.l.	Luxembourg
CSC Computer Sciences Chile Inversiones Ltda.	Chile
CSC Computer Sciences Colombia SAS	Colombia
CSC Computer Sciences Corporation Chile S.A.	Chile
CSC Computer Sciences Egypt LLC	Egypt
CSC Computer Sciences EMEA Finance Limited	United Kingdom
CSC Computer Sciences Finance Luxembourg S.a.r.l.	Luxembourg
CSC Computer Sciences Financing LLP	United Kingdom
CSC Computer Sciences Holdings S.a.r.l.	Luxembourg
CSC Computer Sciences Iberica, S.L.	Spain
CSC Computer Sciences International Holdings Limited	United Kingdom
CSC Computer Sciences International Inc.	Nevada
CSC Computer Sciences International Limited	United Kingdom
CSC Computer Sciences International Operations Limited	United Kingdom
CSC Computer Sciences International S.a.r.l.	Luxembourg
CSC Computer Sciences International Services Limited	United Kingdom
CSC Computer Sciences Ireland Limited	Ireland
CSC Computer Sciences Ireland No. 2 Designated Activity Company	Ireland
CSC Computer Sciences Limited	United Kingdom
CSC Computer Sciences Middle East Ltd OPC	Qatar

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

CSC Computer Sciences Peru S.R.L.	Peru
CSC Computer Sciences Polska Sp. zO.O	Poland
CSC Computer Sciences Romania SRL	Romania
CSC Computer Sciences S.A.	Luxembourg
CSC Computer Sciences s.r.o.	Czech Republic
CSC Computer Sciences UK Holdings Limited	United Kingdom
CSC Computer Sciences US Holdings One LLC	Delaware
CSC Computer Sciences US Holdings Two LLC	Delaware
CSC Computer Sciences, S. de R.L. de C.V.	Mexico
CSC Consulting, Inc.	Massachusetts
CSC Covansys Corporation	Michigan
CSC Cybertek Corporation	Texas
CSC Enterprises L.P.	Delaware
CSC Finance Company LLC	Delaware
CSC Financial Services (Pty) Limited	South Africa
CSC Financial Services Group Pty. Limited	Australia
CSC Holdings (SA) (Pty) Limited	South Africa
CSC Hungary Information Technology Services Kft	Hungary
CSC Information Technology (Tianjin) Co. Ltd.	China
CSC Infotech India LLP	India
CSC International Systems Management Inc.	Nevada
CSC Japan, Ltd.	Delaware
CSC LATAM Company LLC	Nevada
CSC Life Sciences Limited	United Kingdom
CSC Logic Inc.	Texas
CSC New Zealand Limited	New Zealand
CSC Puerto Rico, LLC	Puerto Rico
CSC Services Management Ireland Limited	Ireland
CSC Servicios, S de R.L. de C.V.	Mexico
CSC Software Technology (Shanghai) Company Ltd.	China
CSC Technology (Beijing) Co., Ltd.	China
CSC UKD 4 Limited	United Kingdom
CSC UKD 4 Limited - Jamaica Branch	Jamaica
CSCA Capital Finance Pty Limited	Australia
Data Integration Limited	United Kingdom
Datasure Holdings Limited	United Kingdom
Datec (Qld) Pty Ltd	Australia
Dawriver Pty Limited	Australia
DXC Capital Funding Limited	Ireland
DXC Connect Pty Ltd	Australia
DXC Consulting Pty Ltd	Australia
DXC Eclipse (New Zealand) Limited	New Zealand
DXC Eclipse Pty Ltd	Australia
DXC Eclipse Pty Ltd - Fiji Branch	Fiji
DXC Lux 5 S.a.r.l.	Luxembourg
DXC Lux 6 S.a.r.l.	Luxembourg

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

DXC MS LLC	California
DXC Professional Solutions Pty Ltd	Australia
DXC Receivables LLC	Delaware
DXC SAE Pty Limited	Australia
DXC Technology (Philippines), Inc.	Philippines
DXC Technology (South Africa) (Pty) Limited	South Africa
DXC Technology (Thailand) Co., Ltd.	Thailand
DXC Technology Airline Solutions Denmark A/S	Denmark
DXC Technology Australia Holdings Pty Limited	Australia
DXC Technology Australia Pty. Limited	Australia
DXC Technology Austria GmbH	Austria
DXC Technology B.V.	Netherlands
DXC Technology Baltic UAB	Lithuania
DXC Technology Belgium VOF/SNC	Belgium
DXC Technology Bulgaria E.O.O.D.	Bulgaria
DXC Technology Company	Nevada
DXC Technology Czech Republic s.r.o.	Czech Republic
DXC Technology Danmark A/S	Denmark
DXC Technology Deutschland Consulting GmbH	Germany
DXC Technology Deutschland GmbH	Germany
DXC Technology Egypt SAE	Egypt
DXC Technology Enterprise Services (AP) Limited	Hong Kong
DXC Technology Enterprise Services (Hong Kong) Limited	Hong Kong
DXC Technology Financial Services Holding SAS	France
DXC Technology Financial Services SAS	France
DXC Technology Finland Oy	Finland
DXC Technology France Holding SAS	France
DXC Technology France SAS	France
DXC Technology Hong Kong Limited	Hong Kong
DXC Technology India Private Limited	India
DXC Technology Information Services Slovakia s.r.o	Slovakia
DXC Technology Italy S.r.l.	Italy
DXC Technology Japan LLC	Japan
DXC Technology Japan Ltd.	Japan
DXC Technology Korea YH	Korea
DXC Technology Luxembourg SA	Luxembourg
DXC Technology Magyarország Kft	Hungary
DXC Technology Malaysia Sdn. Bhd	Malaysia
DXC Technology Middle East FZ-LLC	UAE
DXC Technology New Asia Holdings Pte. Ltd.	Singapore
DXC Technology Norge AS	Norway
DXC Technology NZ Limited	New Zealand
DXC Technology Oy	Finland
DXC Technology Polska Sp. z o.o.	Poland
DXC Technology Portugal, Lda	Portugal
DXC Technology Scandihealth A/S	Denmark

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

DXC Technology Sdn. Bhd	Brunei
DXC Technology Services LLC	Delaware
DXC Technology Services Singapore Pte. Ltd.	Singapore
DXC Technology Services Vietnam Company Limited	Vietnam
DXC Technology Singapore Pte. Ltd.	Singapore
DXC Technology Slovakia s.r.o.	Slovakia
DXC Technology Spain, S.A.	Spain
DXC Technology Sverige AB	Sweden
DXC Technology Switzerland GmbH	Switzerland
DXC Technology Taiwan Limited	Taiwan
DXC Technology Vietnam Company Limited	Vietnam
DXC Turkey Teknoloji Hismetleri Limited Sirketi	Turkey
DXC United Pty Limited	Australia
E IT Services Co. Kazakhstan	Kazakhstan
E.D.S. International Limited	United Kingdom
eBECS Business Solutions (Ireland) Limited	Ireland
eBECS Company Limited	Saudi Arabia
eBECS Limited	United Kingdom
eBECS North America Inc.	Georgia
Eclipse Intelligent Solutions (USA) Inc.	Delaware
EDS (New Zealand) Pensions Limited	New Zealand
EDS Electronic Data Systems (Thailand) Co., Ltd	Thailand
EDS Finance (Cayman)	Cayman Islands
EDS Finance Ltd	United Kingdom
EDS Finance Partnership (Canada) L.P.	Canada
EDS Finance Partnership (Cayman), L.P.	Cayman Islands
EDS Global Contracts, LLC	Delaware
EDS Mexicana S. de R.L. de C.V.	Mexico
EDS Trustee Limited	United Kingdom
EDS World Corporation (Netherlands) LLC	Delaware
EHRO Holding Company	Delaware
EIT Services Co. Portugal, Lda.	Portugal
EIT Services France SAS	France
EIT Services India Private Limited	India
EIT Services India Private Limited Australia Branch	Australia
EIT Services India Private Limited Canada Branch	Canada
EIT Services India Private Limited German Branch	Germany
EIT Services India Private Limited UK Branch	United Kingdom
EIT Services Taiwan Co. Ltd.	Taiwan
Ent. Services Australia Pty Ltd	Australia
Ent. Services CentroAmerica CAC, Ltda.	Costa Rica
Ent. Services Development Corporation LP	Texas
Ent. Services Hellas - IT Services Limited Liability Company	Greece
Ent. Services Zagreb d.o.o.	Croatia
Enterprise IT Services Middle East FZ LLC	UAE
Enterprise Services (AP) Limited Bangladesh Branch	Bangladesh

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

Enterprise Services (AP) Limited, Philippines Regional Operating Headquarters	Philippines
Enterprise Services (Thailand) Limited	Thailand
Enterprise Services Administrative Services LLC	Delaware
Enterprise Services Argentina S.R.L	Argentina
Enterprise Services Asia Pacific Corporation	Nevada
Enterprise Services Belgium BVBA	Belgium
Enterprise Services Bermuda Holding LLC	Delaware
Enterprise Services Brasil Serviços de Tecnologia Ltda	Brazil
Enterprise Services Brazil Holdings LLC	Delaware
Enterprise Services Bulgaria EOOD	Bulgaria
Enterprise Services Caribe, LLC	Puerto Rico
Enterprise Services CDG S.A.	Morocco
Enterprise Services Chile Comercial Limitada	Chile
Enterprise Services CIT LLC	Delaware
Enterprise Services Colombia S.A.S.	Colombia
Enterprise Services Communications LLC	Delaware
Enterprise Services Corporación Ven C.C.A.	Venezuela
Enterprise Services d.o.o. Beograd	Serbia
Enterprise Services DC Holdings LLC	Delaware
Enterprise Services Defence and Security UK Limited	United Kingdom
Enterprise Services Delaware LLC	Delaware
Enterprise Services Delivery Center Tunisie S.A.R.L.	Tunisia
Enterprise Services Denmark ApS	Denmark
Enterprise Services Doha for Information Technology Consultancy	Qatar
Enterprise Services Energy Italia S.r.l.	Italy
Enterprise Services France SAS	France
Enterprise Services Information Security UK Limited	United Kingdom
Enterprise Services International Trade B.V, Saudi Arabian Branch	Saudi Arabia
Enterprise Services International Trade B.V.	Netherlands
Enterprise Services International Trade B.V. Azerbaijan Branch	Azerbaijan
Enterprise Services Italia S.r.l.	Italy
Enterprise Services Korea, Ltd.	Korea
Enterprise Services Latin America Corporation	Delaware
Enterprise Services Latin America Corporation Peru Branch	Peru
Enterprise Services Luxembourg S.à r.l.	Luxembourg
Enterprise Services Maroc SARL	Morocco
Enterprise Services Nederland B.V.	Netherlands
Enterprise Services New Ireland II LLC	Delaware
Enterprise Services New Ireland LLC	Delaware
Enterprise Services New Zealand	New Zealand
Enterprise Services New Zealand Holdings Pty Ltd	Australia
Enterprise Services Norge AS	Norway
Enterprise Services Panama, S. de R.L.	Panama
Enterprise Services Peru S.R.L.	Peru
Enterprise Services Romania SRL	Romania
Enterprise Services Servicios Profesionales, S. de R.L. de C.V.	Mexico

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

Enterprise Services South Africa (Pty) Ltd	South Africa
Enterprise Services Sverige AB	Sweden
Enterprise Services Tunisie S.A.R.L.	Tunisia
Enterprise Services World Corporation	Nevada
Enterprise Services World Trade LLC	Delaware
Enterprise Solutions Consultoría y Aplicaciones España, S.L.U.	Spain
Enterprise Solutions Outsourcing España, S.L.U.	Spain
Enterprise Solutions Procesos de Negocio España, S.L.U.	Spain
Enterprise Tech Partners Italia S.r.l.	Italy
EntServ (Mauritius) Limited	Mauritius
EntServ Costa Rica, Limitada	Costa Rica
EntServ Deutschland GmbH	Germany
Entserv East Africa Limited	Kenya
EntServ Enterprise Services Austria GmbH	Austria
Entserv Enterprise Services Mexico S. de R.L. de C.V.	Mexico
EntServ International Sàrl	Switzerland
EntServ International Sárl UAE Branch	UAE
Entserv Israel Ltd.	Israel
Entserv Malaysia Sdn. Bhd.	Malaysia
EntServ Nigeria Limited	Nigeria
EntServ OMS Israel Ltd	Israel
EntServ Philippines, Inc.	Philippines
EntServ Schweiz GmbH	Switzerland
EntServ Turkey Technological Solutions Limited Liability Company	Turkey
EntServ UK Limited	United Kingdom
ES Alps HoldCo B.V.	Netherlands
ES Berlin B.V.	Netherlands
ES Brasil Participações Ltda.	Brazil
ES Brielle B.V.	Netherlands
ES Canada HoldCo LLC	Delaware
ES Capital Co	Cayman Islands
ES Caribe y Andina B.V.	Netherlands
ES Caribe y Andina B.V.	Trinidad & Tobago
ES Caribe y Andina B.V. Sucursal Uruguay	Uruguay
ES Centaurus B.V.	Netherlands
ES Eastern Holding B.V.	Netherlands
ES Elysian L.P.	Bermuda
ES Field Delivery Belgium BVBA	Belgium
ES Field Delivery Deutschland GmbH	Germany
ES Field Delivery France SAS	France
ES Field Delivery Holding B.V.	Netherlands
ES Field Delivery Ireland Limited	Ireland
ES Field Delivery Italia S.r.l.	Italy
ES Field Delivery Luxembourg S.á r.l.	Luxembourg
ES Field Delivery Nederland B.V.	Netherlands
ES Field Delivery Portugal, Unipessoal Lda.	Portugal

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

ES Field Delivery Spain, S.L.U.	Spain
ES Field Delivery UK Limited	United Kingdom
ES Finance B.V.	Netherlands
ES French HoldCo B.V.	Netherlands
ES Gatriam Holding B.V.	Netherlands
ES Globalsoft HoldCo B.V.	Netherlands
ES Hague B.V.	Netherlands
ES Hague II B.V.	Netherlands
ES HoldCo B.V.	Netherlands
ES HoldCo II B.V.	Netherlands
ES HoldCo III B.V.	Netherlands
ES HoldCo IV B.V.	Netherlands
ES HoldCo V B.V.	Netherlands
ES Immobilien GmbH	Germany
ES Investment Co	Cayman Islands
ES Japan HoldCo B.V.	Netherlands
ES Japan Systems HoldCo B.V.	Netherlands
ES Perseid	Cayman Islands
ES Pragma LLC	Delaware
ES Russia HoldCo B.V.	Netherlands
ES Russia HoldCo II B.V.	Netherlands
ES SHARED SERVICE CENTER S.p.A.	Italy
ES SHARED SERVICE CENTER SOCIETA PER AZIONI, Branch Austria	Austria
ES Sinope Holding B.V.	Netherlands
ES Situla Holding B.V.	Netherlands
ES Taiwan HoldCo B.V.	Netherlands
ESIT Advanced Solutions Inc.	Canada
ESIT Canada Enterprise Services Co.	Canada
EURL CSC Computer Sciences Corporation	Algeria
Everett Merger Sub Inc.	Delaware
Experteam S.A./N.V.	Belgium
Fixnetix Ltd.	United Kingdom
Fixnetix, Inc.	Delaware
Fondsdepot Bank GmbH	Germany
Forbes Technology Center	Maryland
Fruition Partners Australia Pty Limited	Australia
Fruition Partners B.V.	Netherlands
Fruition Partners Canada Ltd.	Canada
Fruition Partners Group B.V.	Netherlands
Fruition Partners Holding B.V.	Netherlands
Fruition Partners Inc.	Delaware
Fruition Partners UK Holdco Ltd.	United Kingdom
Fruition Partners UK Ltd.	United Kingdom
Gibson Quai-AAS Pty Ltd	Australia
Global EntServ Solutions Galway Limited	Ireland
Global EntServ Solutions Ireland Limited	Ireland

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

Guizhou Bokai Technology Co. Ltd	China
HAS Solutions Pty Ltd.	Australia
High Tech Services Insurance, Ltd.	Bermuda
HR Enterprise Limited	United Kingdom
HR Holdco Limited	United Kingdom
i SOFT Limited	United Kingdom
IBA Health (Asia) Holdings Pte Ltd.	Singapore
IBA Health (Asia) Sdn. Bhd.	Malaysia
IBA Health (Middle East) LLC	Oman
Icon Technology, Inc.	Delaware
Implementaciones Soft Sanidad Peru, S.A.C.	Peru
Implementaciones Soft Sanidad, S.A. de C.V.	Mexico
Infochimps, Inc	Delaware
Innovative Banking Solutions AG	Germany
Ins-Sure Holdings Limited	United Kingdom
Ins-Sure Services Limited	United Kingdom
Integ Group Pty Ltd	Australia
Integ Queensland Pty Ltd	Australia
Integradora de Servicios Central, S.A. de C.V.	Mexico
Integradora de Servicios S.A. de C.V.	Mexico
Investcare Partners Ltd.	Virginia
ISI (China) Co., Limited	China
iSOFT (Primary Care) Pty Ltd.	Australia
iSOFT Australia Pty Limited	Australia
iSOFT eHealth Pty Ltd	Australia
iSOFT Group (UK) Limited	United Kingdom
iSOFT Group Pty Limited	Australia
iSOFT Health (Asia) Pte Ltd.	Singapore
iSOFT Health (Ireland) Limited	Ireland
iSOFT Health (South Africa) (Proprietary) Ltd.	South Africa
iSOFT Health Logic (Malaysia) Sdn. Bhd.	Malaysia
iSOFT Health Systems (Malaysia) Sdn. Bhd.	Malaysia
iSOFT Health Verwaltungs-GmbH	Germany
iSOFT Holdings Pty Limited	Australia
iSOFT Iberia, S.L.	Spain
iSOFT Inc.	Delaware
iSOFT Ireland Limited	Ireland
iSOFT Nederland B.V.	Netherlands
iSOFT Sanidad Dominicana, S.R.L.	Dominican Republic
iSOFT Sanidad S.A.	Spain
iSOFT Sanidad, Sucursal Ecuador	Ecuador
iSOFT Solutions (International) Pty Ltd.	Australia
iSOFT Solutions (Thailand) Limited	Thailand
iSOFT Solutions Pty Ltd	Australia
iSOFT Systems Pty Ltd.	Australia
IT Corporate Solutions Spain, S.L.U.	Spain

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

Jana Java Sdn Bhd	Malaysia
Japan Systems Company Limited	Japan
Jireh Consulting Services Limited	New Zealand
LCO Marine Limited	United Kingdom
LCO Non-Marine and Aviation Limited	United Kingdom
LFR Technology SA	Switzerland
LFR Technology UK Ltd.	United Kingdom
Limited Liability Company "Enterprise Services Ukraine"	Ukraine
Limited Liability Company Enterprise Services	Russia
Logistica Digitale Srl	Italy
London Processing Centre Limited	United Kingdom
LPSO Limited	United Kingdom
Lucid IT Pty Ltd	Australia
Lucid IT Unit Trust	Australia
Luna Equities, Inc.	British Virgin Islands
Lux 1 Holding Company Inc.	Delaware
MachineShop	Delaware
Medical Facilities, Joint Venture	Virginia
M-Power Solutions Pty Ltd	Australia
Mynd Corporation	South Carolina
Mynd International LLC	Delaware
Mynd International LLC - Philippines Branch	Philippines
Mynd Partners (f/k/a Legalgard Partners, L.P.)	Pennsylvania
Mynd Partners, L.P. f/k/a Cybertek Solutions, L.P.	Texas
NameCo 2017, LLC	Delaware
Nexplicit Infotech India Private Limited	India
OSIX Corporation	Delaware
Oxygen Business Solutions Limited	New Zealand
Oxygen Business Solutions Pty Ltd	Australia
Oxygen Business Solutions Pty Ltd - Papau New Guinea Branch	Papua New Guinea
Pacific Consulting (Qld) Pty Ltd	Australia
Paxus N.V.	Curacao
Payfields Pty Ltd.	Australia
PDA Software Services, LLC	Delaware
PharmaConnect, Inc.	Florida
Planpower Pty Limited	Australia
PRC/ORI JV	Virginia
PT DXC Technology Indonesia	Indonesia
PT EIT Services Indonesia	Indonesia
Red Rock Consulting Pty Ltd	Australia
Red Rock Limited	New Zealand
Rocksolid SQL Pty Ltd	Australia
Royal Pavilion LP	Jersey
Royal Pavilion Nominee One Limited	Jersey
Royal Pavilion Nominee Two Limited	Jersey
Royal Pavilion Unit Trust	Jersey

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

RPDP Limited	Jersey
Sable Systems Pty Ltd.	Australia
Sable Systems Pty Ltd. - New Zealand Branch	New Zealand
Sable Systems Unit Trust	Australia
Sable37 CRM Pty Ltd.	New Zealand
Sable37 DMCC	UAE
Sable37 Systems India Pvt. Ltd.	India
Sable37, Inc.	California
Saltbush Consulting Pty Ltd	Australia
Saltbush Training Pty Ltd	Australia
Saturn Five Native LLC	Texas
SBB Services, Inc.	Delaware
Shoto, Inc.	Delaware
SLCI Pty Ltd	Australia
Smarthome Ventures LLC	Delaware
Spikes Cavell Analytic Inc.	Delaware
Spikes Cavell Analytic Limited	United Kingdom
Spiritguide Limited	United Kingdom
Spiritmodel Limited	United Kingdom
Strategic Business Transformation Services LLC (fka. BF Big Fish LLC)	Delaware
Stream Consulting Services Pty Ltd	Australia
Stream Holdings Australia Pty Ltd	Australia
Stream Technologies Pty Ltd	Australia
System Partners Pty Ltd	Australia
TechBusiness Operaciones México, S. de R.L. de C.V.	Mexico
Technology Service Partners, Inc.	Florida
TESM Australia Pty Ltd	Australia
TESM Europe GmbH	Germany
TESM Ireland Limited	Ireland
TESM Limited	United Kingdom
TESM LLC	Delaware
TESM/NL B.V.	Netherlands
Tianjin CSA Computer Sciences Technology Company Limited	China
Total Objects Limited	United Kingdom
Tribridge EMEA Ltd.	United Kingdom
Tribridge Enterprises Canada, ULC	Canada
Tribridge Holdings, LLC	Delaware
Tribridge International, LLC	Delaware
Tribridge Italy S.r.l.	Italy
Tribridge Spain SL	Spain
UAB ES Hague Lietuva	Lithuania
UltraGenda N.V	Belgium
UTE (Consorcio Siges Sistemas de Gestion para la Salud Ecuatoriana)	Ecuador
UTE (Multiple)	Spain
UXC BSG Holdings Pty Ltd	Australia
UXC Connect Integ Pty Ltd	Australia

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

UXC Connect XSI Pty Ltd	Australia
UXC Consulting Pte Ltd	Singapore
UXC Consulting SDN BHD	Malaysia
UXC Eclipse (AES) LLC	Delaware
UXC Eclipse (USA) LLC	Delaware
UXC Eclipse (USA), Inc.	New York
UXC Eclipse Solutions (Canada) Ltd (formerly Eclipse Intelligent Solutions (Canada) Ltd)	Canada
UXC Engineering Solutions Pty Ltd	Australia
UXC FSG Holdings Pty Ltd	Australia
UXC Holdings (NZ) Ltd	New Zealand
UXC Holdings Pty Ltd	Australia
UXC India IT Services Private Ltd	India
UXC Infrastructure Constructions Pty Ltd	Australia
UXC Professional Solutions Holdings Pty Ltd	Australia
UXC Red Rock Consulting (Singapore)	Singapore
UXC Solutions Pty Ltd	Australia
Virtual Clarity Limited	United Kingdom
Wendover Financial Services Corporation	North Carolina
White Labelled Pty Ltd	Australia
Wrap Media, LLC	Delaware
Xchange Limited	United Kingdom
Xchanging (Mauritius) Limited	Mauritius
Xchanging (Rebus) Pension Trustees Limited	United Kingdom
Xchanging (SEA) Pte Limited	Singapore
Xchanging Asia Pacific Sdn Bhd	Malaysia
Xchanging B.V.	Netherlands
Xchanging B.V.- UK Branch	United Kingdom
Xchanging Broking Services Limited	United Kingdom
Xchanging Builders (India) Private Limited	India
Xchanging Business Services Limited, China Branch	China
Xchanging Claims Services Limited	United Kingdom
Xchanging EBT	Jersey
Xchanging EMEA Limited	United Kingdom
Xchanging Europe Holdco Limited	United Kingdom
Xchanging Global Insurance Services (US), Inc.	Delaware
Xchanging Global Insurance Solutions Limited	United Kingdom
Xchanging Global Insurance Systems Limited	United Kingdom
Xchanging Holdco No 3 Limited	United Kingdom
Xchanging Holdings Limited	United Kingdom
Xchanging HR Services Limited	United Kingdom
Xchanging Inc.	Delaware
Xchanging Integrated Services Australia Pty Limited	Australia
Xchanging Integrated Services Victoria Pty Limited	Australia
Xchanging International Limited	United Kingdom
Xchanging Italy Holding S.r.L.	Italy
Xchanging Italy S.p.A.	Italy

EX-21 Exhibit 21
DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2019

Entity Name	Jurisdiction of Organization

Xchanging Limited	United Kingdom
Xchanging Malaysia Sdn Bhd	Malaysia
Xchanging Outsourcing Private Limited	India
Xchanging Procurement Services (Holdco) Limited	United Kingdom
Xchanging Procurement Services Limited	United Kingdom
Xchanging Procurement Services Pty Limited	Australia
Xchanging Pty Limited	Australia
Xchanging Resourcing Services Limited	United Kingdom
Xchanging Services, Inc.	Delaware
Xchanging Software Europe (Regional Hub) Limited	United Kingdom
Xchanging Software Europe Limited	United Kingdom
Xchanging Software Services, Inc.	Delaware
Xchanging Solutions (Europe) Limited	United Kingdom
Xchanging Solutions (Malaysia) Sdn Bhd	Malaysia
Xchanging Solutions (Singapore) Pte Limited	Singapore
Xchanging Solutions (USA), Inc.	Delaware
Xchanging Solutions Limited	India
Xchanging Systems and Services, Inc.	Delaware
Xchanging Technology for Intermediaries Pty Limited	Australia
Xchanging Technology Services India Pvt Limited	India
Xchanging Technology Services Limited	United Kingdom
Xchanging UK Limited	United Kingdom
Xchanging US Funding Limited	United Kingdom
Xchanging US Holdings Limited	United Kingdom
Xlpro Limited	United Kingdom
Xpanse Limited	United Kingdom
Xpanse No 2 Limited	United Kingdom
XS (Int) Limited	United Kingdom
XUK Co. 2 Limited	United Kingdom
XUK Co. Limited	United Kingdom
XUK Holdco (No. 2) Limited	United Kingdom